Exhibit 99.3

Derma Sciences, Inc.
Unaudited Pro Forma Consolidated Financial Statements
Basis of Presentation

        The Pro Forma Consolidated Balance Sheet as of June 30, 2002, the Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2002 and the Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001, are based on the historical financial statements of Derma Sciences, Inc. (Derma) and Dumex Medical, Inc. (Dumex). The acquisition of Dumex has been accounted for using the purchase method of accounting. The Pro Forma Consolidated Balance Sheet as of June 30, 2002 was prepared assuming the Dumex acquisition was completed on June 30, 2002. The Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2002 has been prepared assuming the Dumex acquisition was completed on January 1, 2002. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2001 has been prepared assuming that the Dumex acquisition was completed on January 1, 2001.

        The Unaudited Pro Forma financial statement information is presented for informational purposes only. The Pro Forma Consolidated Balance Sheet and Statements of Operations do not purport to represent what Derma's actual financial position or results of operations would have been had the acquisition of Dumex occurred as of such dates, or to project Derma's financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto. In addition, the allocation of the purchase price to the assets and liabilities of Dumex is preliminary and the final allocation may differ from the amounts reflected herein. The Unaudited Pro Forma Consolidated Balance Sheet and Unaudited Pro Forma Statements of Operations should be read in conjunction with Derma's historical financial statements contained in its Form 10-K for the year ended December 31, 2001 and the historical financial statements of Dumex contained herein.

DERMA SCIENCES, INC.

Pro Forma Consolidated Balance Sheet (Unaudited)
June 30, 2002

===================================================================================================================
                                                     Derma             Dumex           Pro Forma      Consolidated
                                                    Sciences        Medical (*)       Adjustments      Pro Forma
ASSETS
-------------------------------------------------------------------------------------------------------------------
Current Assets
  Cash and cash equivalents                        $  1,139,274            -        $(1,029,318)(1)   $    109,956
  Restricted cash                                        60,000            -               -                60,000
  Accounts receivable, net                              986,277     $ 1,531,516        (105,000)(1)      2,412,793
  Inventories, net                                    1,776,220       1,711,899         130,000 (1)      3,618,119
  Prepaid expenses and other current assets             180,732         227,173        (104,000)(1)        303,905
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Total current assets                                  4,142,503       3,470,588      (1,108,318)         6,504,773

Property and equipment, net                             180,878       1,037,535        (314,962)(1)        903,451
Goodwill                                              1,110,967            -               -             1,110,967
Patents and trademarks                                  149,072            -               -               149,072
Other assets, net                                       246,878            -            (45,000)(1)(2)     201,878
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Total Assets                                       $  5,830,298     $ 4,508,123     $(1,468,280)      $  8,870,141
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LIABILITIES AND SHAREHOLDERS' EQUITY
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Current Liabilities
  Bank line of credit                                      -        $ 3,072,344     $(1,740,000)(1)   $  1,332,344
  Accounts payable                                 $    852,574       1,508,220      (1,100,000)(1)      1,260,794
  Accrued expenses                                      219,707         354,374        (298,000)(1)        276,081
  Current portion of notes payable to shareholders         -          3,255,800      (3,255,800)(1)           -
  Current portion of capital lease obligations             -             91,326          (5,000)(1)         86,326
  Current portion of loans payable                         -            192,579         (58,000)(1)        134,579
  Other current liabilities                              60,000            -               -                60,000
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Total current liabilities                             1,132,281       8,474,643      (6,456,800)         3,150,124
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  Notes payable                                           -                -            902,000 (1)        902,000
  Capital lease obligations                               -                -              5,000 (1)          5,000
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Total Liabilities                                     1,132,281       8,474,643      (5,549,800)         4,057,124
===================================================================================================================

Dumex Redeemable Preferred Stock                           -            175,000        (175,000)(1)           -
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Shareholders' Equity
Common stock, $.01 par value, 30,000,000 shares
authorized; issued and outstanding: 4,211,276            42,113            -               -                42,113
Convertible preferred stock, $.01 par value;
11,750,000        shares authorized; issued and          25,262            -               -                25,262
outstanding: 2,526,242
Dumex share capital                                        -          3,028,524      (3,028,524)(1)           -
Additional paid-in capital                           15,288,986            -            115,000 (1)(2)  15,403,986
Accumulated deficit                                 (10,658,344)     (7,170,044)      7,170,044 (1)    (10,658,344)
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Total Shareholders' Equity                            4,698,017      (4,141,520)      4,256,520          4,813,017
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Total Liabilities and Shareholders' Equity         $  5,830,298     $ 4,508,123     $(1,468,280)      $  8,870,141
===================================================================================================================

(*) The Dumex Medical consolidated balance sheet at June 30, 2002 has been translated at the June 30, 2002 exchange rate of 1.53184 Canadian dollars to 1 U.S. dollar. Further, certain Dumex Medical amounts have been reclassified to conform with Derma Sciences classification.

See accompanying notes.

DERMA SCIENCES, INC.

Pro Forma Consolidated Statement of Operations (Unaudited)
Six Months Ended June 30, 2002

===================================================================================================================
                                                       Derma            Dumex           Pro Forma     Consolidated
                                                      Sciences        Medical(*)       Adjustments     Pro Forma
-------------------------------------------------------------------------------------------------------------------
Net sales                                            $4,191,215     $ 4,615,848            -            $8,807,063
Cost of sales                                         1,850,632       3,391,222       $ (10,000)(3)      5,231,854
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Gross Profit                                          2,340,583       1,224,626          10,000          3,575,209
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Operating expenses                                    2,057,213       2,003,501         (18,000)(3)      4,044,714
                                                                                          2,000 (5)
Interest expense                                        131,098         335,047        (259,000)(4)        233,145
                                                                                         26,000 (5)
Other expense, net                                       79,670            -               -                79,670
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Total Expenses                                        2,267,981       2,338,548        (249,000)         4,357,529
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Income (loss) before provision for income taxes          72,602      (1,113,922)        259,000           (782,320)
Provision for income taxes                               -                 -               -                  -
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Net Income (Loss)                                    $   72,602     $(1,113,922)      $ 259,000         $ (782,320)
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Loss per common share - basic and diluted                                                                   $(0.23)
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Shares used in computing loss per common share - basic and diluted                                       3,438,970
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(*) The Dumex Medical operating results for the six months ended June 30, 2002 have been translated at the average exchange rate for the period of 1.5745 Canadian dollars to 1 U.S. dollar. Further, certain Dumex Medical amounts have been reclassified to conform with Derma Sciences classification.

See accompanying notes.

DERMA SCIENCES, INC.

Pro Forma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2001

===================================================================================================================
                                                       Derma            Dumex           Pro Forma     Consolidated
                                                      Sciences        Medical(*)       Adjustments     Pro Forma
-------------------------------------------------------------------------------------------------------------------
Net sales                                            $8,946,710     $ 8,960,187            -           $17,906,897
Cost of sales                                         4,488,990       7,615,178     $   (20,000)(3)     12,084,168
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Gross Profit                                          4,457,720       1,345,009          20,000          5,822,729
Operating expenses                                    4,144,923       7,411,363         (36,000)(3)     10,462,286
                                                                                     (1,058,000)(5)
Interest expense                                        187,476         468,273        (332,000)(4)        312,749
                                                                                        (11,000)(5)
Other (income), net                                     (67,077)           -               -               (67,077)
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Total Expenses                                        4,265,322       7,879,636      (1,437,000)        10,707,958
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Income (loss) before provision for income taxes         192,398      (6,534,627)      1,457,000         (4,885,229)
Provision for income taxes (benefit)                       -           (148,861)          -              (148,861)
-------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                    $  192,398     $(6,385,766)    $ 1,457,000        $(4,736,368)
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Loss per common share - basic and diluted                                                                   $(1.99)
-------------------------------------------------------------------------------------------------------------------
Shares used in computing loss per common share - basic and diluted                                       2,375,299
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(*) The Dumex Medical operating results for the year ended December 31, 2001 have been translated at the average exchange rate for the year of 1.549 Canadian dollars to 1 U.S. dollar. Further, certain Dumex Medical amounts have been reclassified to conform with Derma Sciences classification.

See accompanying notes.

DERMA SCIENCES, INC.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

1.      Preliminary Allocation of Purchase Price

        On August 26, 2002, substantially all of the assets of Dumex Medical Inc. (the "Dumex Assets") were acquired by a Canadian subsidiary of Derma Sciences, Inc. (the "Company") for total consideration of approximately $3,940,000. This consideration consisted of cash of $1,029,000 for the repayment of certain acquisition related expenses and liabilities, assumed liabilities of $2,884,000 and stock options valued at $27,000. The acquisition has been accounted for under the purchase method. Pursuant to the terms of the purchase agreement, the purchase price was preliminarily allocated to the assets acquired as follows on August 26, 2002: accounts receivable - $1,218,000; inventory - $1,720,000; prepaid expenses and other current assets - $128,000; property and equipment - $874,000.

2.      Explanation of Pro Forma Adjustments

(1)	To record the acquisition of Dumex Medical, Inc. (Dumex) at an assumed purchase price of $3,981,000 including cash of $1,029,000 for the repayment of certain acquisition related expenses and liabilities, the assumption of $2,925,000 of liabilities and the issuance of stock options valued at $27,000. The adjustment also records the assets acquired and liabilities assumed at their estimated fair market value and eliminates the historical equity accounts of Dumex. The differences between the assumed liabilities and total consideration at June 30, 2002 and August 26, 2002, respectively, are the result of exchange rate changes. The Dumex June 30, 2002 balance sheet and related pro forma adjustments have been translated at the June 30, 2002 exchange rate of 1.53184 Canadian dollars to 1 U.S. dollar.

(2)	To record the estimated fair market value ($88,000) of Derma Sciences, Inc. common stock options issued to the bank in connection with the financing of the acquisition.

(3)	To adjust depreciation expense based on the estimated fair market value of the property and equipment acquired.

(4)	To adjust interest expense based on actual assumed indebtedness net of the amortization of deferred financing costs incurred in connection with financing the acquisition.

(5)	To adjust the historical Dumex financial statements prepared in accordance with Canadian generally accepted accounting principles to United States generally accepted accounting principles, as detailed in the footnotes to the historical Dumex financial statements included herein.